EXHIBIT 23


                        [S.R. Snodgrass, A.C. letterhead]





                         CONSENT OF INDEPENDENT AUDITORS




     We consent to the incorporation by reference in this Registration Statement of SFSB Holding Company on Form S-8 of our report dated March 1, 2002 appearing in the Annual Report on Form 10-KSB of SFSB Holding Company for the year ended December 31, 2001.


                                                    /s/S.R. Snodgrass, A.C.
                                                    ------------------------
                                                    S.R. Snodgrass, A.C.



Wexford, Pennsylvania
March 28, 2002